SCHEDULE 14-A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

(   )    Preliminary Proxy Statement
( X )    Definitive Proxy Statement
(   )    Definitive Additional Materials
(   )    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
(   )    Confidential, For Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name Of Registrant As Specified In Its Charter)

                   JAMES W. STEWART, EXECUTIVE VICE PRESIDENT
                   (Name Of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

( X )    No fee required.
(   )    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)      Title of each class of securities to which transaction applies:
                 ..............................................................

         2)      Aggregate number of securities to which transaction applies:
                 ..............................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                 ..............................................................

         4)      Proposed maximum aggregate value of transaction:
                 ..............................................................

         5)      Total fee paid:
                 ..............................................................

(   )    Fee paid previously with preliminary materials.
(   )    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:
                 ................................

         2)      Form, Schedule or Registration Statement No.:
                 ................................

         3)      Filing Party:
                 ................................

         4)      Date Filed:
                 ................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 11, 1997

         To the holders of Common Stock and Convertible Preferred Stock:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 11, 1997 at 10:30 A.M. local time, for the following purposes:

         1. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

         2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

         3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1997.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only holders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 24, 1997 are entitled to notice of and to vote at the meeting. Only holders of shares of Common Stock will be entitled to vote for the election of Common Stock directors and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

         A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                       By Order of the Board of Directors,

                                James W. Stewart
                                   Secretary

Levittown, New York
April  24, 1997

--------------------------------------------------------------------------------
IMPORTANT

You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 11, 1997

PROXY STATEMENT
---------------

         This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith by the Board of Directors of Colonial Commercial Corp., for use at the Annual Meeting of Shareholders to be held on June 11, 1997 at the Holiday Inn, Rockville Centre, New York at 10:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about April 29 , 1997.

         All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

         Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

         Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

         Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of KPMG Peat Marwick LLP as the company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.

         The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

         A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 1996, has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 24, 1997, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         On such record date, the Company had 6,985,931 outstanding shares of Common Stock and 8,500,454 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

         The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 1,299,482 shares ( 16.99%) of Common Stock and 952,955 shares ( 11.21%) of Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management.)

         ELECTION OF DIRECTORS
         ---------------------

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of four directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of five directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

         Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Raphael M. Brackman, Gerald S. Deutsch, Bernard Korn, Carl L. Sussman and James W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and Donald K. MacNeill. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

         There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

         The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the 1998 Annual Meeting of Shareholders.

                                                           PRINCIPAL                YEAR FIRST ELECTED
NAME                                      AGE              OCCUPATION                  AS DIRECTOR
--------------------------------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS
COMMON STOCK DIRECTORS:

RAPHAEL M. BRACKMAN                        71              Retired Corporate                 1970
                                                           Executive

GERALD S. DEUTSCH                          60              Certified Public                  1988
                                                           Accountant and
                                                           Attorney

BERNARD KORN                               72              Chairman of the Board,            1964
                                                           President and Chief
                                                           Executive Officer of
                                                           the Company

CARL L. SUSSMAN                            72              Private Investor                  1964

JAMES W. STEWART                           50              Executive Vice President,         1982
                                                           Treasurer and Secretary
                                                           of the Company

NOMINEES FOR ELECTION
AS CONVERTIBLE PREFERRED
STOCK DIRECTORS:

JACK ROSE                                  78              Private Investor                  1983

RONALD MILLER                              53              Partner, Miller                   1983
                                                           & Hearn, Attorneys

WILLIAM KOON                               67              President, Lord's Enterprises,    1983
                                                           Grain Merchants

DONALD K. MACNEILL                         75              Retired Corporate                 1988
                                                           Executive

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

         The following table sets forth, as of April 24, 1997, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.

                           COMMON STOCK**                       CONVERTIBLE PREFERRED STOCK
                           --------------                       ---------------------------

                           AMOUNT  AND                          AMOUNT AND
                           NATURE OF                            NATURE OF
NAME OF BENEFICIAL         BENEFICIAL          PERCENT          BENEFICIAL         PERCENT
OWNER                      OWNERSHIP          OF  CLASS         OWNERSHIP*         OF CLASS
-----                      ---------          ---------         ----------         --------
BERNARD KORN               552,805 (1)(7)       7.23%             587,472             6.91%

CARL L. SUSSMAN            255,787 (2)(7)       3.34%                  --               --

RAPHAEL M. BRACKMAN         48,000 (7)            (6)                  --               --

GERALD S. DEUTSCH           37,500 (5)(7)         (6)               5,706 (5)           (6)

JACK ROSE                  113,480 (7)          1.48%             266,089             3.13%

JAMES W. STEWART           120,000 (7)          1.57%                  --               --

RONALD MILLER               27,500 (3)(7)         (6)              28,890               (6)

WILLIAM KOON                74,410 (4)(7)         (6)              64,798               (6)

DONALD K. MACNEILL          70,000                (6)                          -        --

ESTATE OF JACK FARBER      497,670 (1)          6.51%             758,915 (1)         8.93%

ALL DIRECTORS AND
OFFICERS AS A GROUP      1,299,482             16.99%             952,955            11.21%


* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

** The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn, the Estate of Jack Farber and all directors and officers as a group would be 7.06%, 7.78% and 13.95%, respectively.

(1) If only the Farber Estate were to convert its Convertible Preferred Stock into Common Stock, its percentage of ownership of Common Stock would be 14.95%. If only Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 13.85%.

(2) Includes 32,350 shares of Common Stock owned by Mr. Sussman's wife, of which shares Mr. Sussman disclaims beneficial ownership.

(3) Includes 24,015 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(4) Includes 44,500 shares of Common Stock and 33,500 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(5) Includes 10,000 shares of Common Stock and 5,706 shares of Convertible Preferred Stock owned by Mr. Deutsch's wife, of which shares Mr. Deutsch disclaims beneficial ownership.

(6) Messrs. Brackman, Deutsch, Miller and MacNeill each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-(3)-(d)(1) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(7) Includes 310,000,  100,000,  45,000, 70,000 and 27,500 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Brackman, MacNeill and Deutsch, respectively, and 27,500 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 662,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

ADDITIONAL INFORMATION CONCERNING MEMBERS OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------

Certain Company officers and directors also serve as officers and directors of certain subsidiaries of the Company.

In 1991, Mr. Korn paid approximately $120,000 in disgorgement of profit, interest and penalties, and agreed to the entry against him of a permanent injunction which enjoins him from violating Sections 10(b) and 14(e) of the Securities Exchange Act of 1934 (the "34 Act") to settle allegations which were brought against him by the Securities and Exchange Commission ("SEC") and which Mr. Korn did not admit or deny. The SEC alleged that Mr. Korn had violated the federal securities laws in relation to trading in securities of an unrelated company which the SEC claimed that Mr. Korn had reason to know was the subject of a tender offer. Mr. Korn was not a director or officer of this company. In 1992, Mr. Korn pleaded guilty on the same facts to one count of violating
Section 14(e) of the "34 Act" and Rule 14e-3 thereunder. Section 14(e) of the "34 Act" and Rule 14e-3 thereunder in essence prohibit a person from trading in securities of a company which he has reason to know is subject to a tender offer, even if the person has no duty to the company to keep its information confidential.

INFORMATION CONCERNING OPERATION OF THE BOARD OF DIRECTORS
----------------------------------------------------------

During the year ended December 31, 1996, the Board of Directors had five meetings. All of the directors were present at all of such meetings during the period they served as directors.

Colonial Commercial Corp. has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and Common Stock Directors Nominating Committee.

The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee, which met once during 1996, is responsible for meeting with Colonial Commercial Corp.'s independent accountants to review the proposed scope of the annual audit of Colonial Commercial Corp.'s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect to its meeting with the independent accountants.

The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during 1996 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Convertible Preferred Stock.

The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during 1996 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Common Stock.

EXECUTIVE OFFICERS OF THE COMPANY
---------------------------------

The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.

NAME, AGE AND POSITION               BUSINESS EXPERIENCE DURING PAST FIVE YEARS
----------------------               ------------------------------------------

BERNARD KORN, 72                     From prior to January 1992 to
Chairman of the Board, President,    present, President, Chairman of the Board
Chief Executive Officer              and Chief Executive Officer of the Company

JAMES W. STEWART, 50                 From prior to January 1992, Executive
Executive Vice President,            Vice President and Treasurer of the
Treasurer, Secretary                 Company. Since December 31, 1993,
                                     Secretary of the Company

EXECUTIVE COMPENSATION
----------------------

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 1996, 1995 and 1994 to the Company's Chief Executive Officer, James W. Stewart and Paul Selden, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE
--------------------------

                                                                                     LONG TERM
                                                        ANNUAL COMPENSATION         COMPENSATION
                                                                                       STOCK
NAME AND PRINCIPAL POSITION                YEAR         SALARY($)      BONUS ($)       OPTIONS #
----------------------------------------------------------------------------------------------------
Bernard Korn
Chairman of the Board,              1996          250,000                   --               --
President, Chief Executive          1995          228,846                   --          200,000
Officer and Director                1994          200,000                   --          110,000

James W. Stewart
Executive Vice President,           1996          150,000                   --               --
Treasurer, Secretary                1995          135,192                   --           35,000
and Director                        1994          115,000                   --           65,000

Paul Selden
President, Atlantic Hardware        1996          200,000              111,796           50,000
and Supply Corporation              1995          124,000               61,900           50,000

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
---------------------------------

The following table sets forth information concerning the value of unexercised stock options at the end of the 1996 fiscal year for the persons named in the Summary Compensation Table.

                                                                                                      VALUE OF
                                                                                    NUMBER OF        UNEXERCISED
                                                                                   UNEXERCISED       IN-THE-MONEY
                                                                                    OPTIONS            OPTIONS
                                 SHARES                                             AT FISCAL          AT FISCAL
                               ACQUIRED ON                   VALUE                  YEAR-END           YEAR-END
                                 EXERCISE                   REALIZED               EXERCISABLE/      EXERCISABLE/
                                    (#)                       ($)                 UNEXERCISABLE     UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------
BERNARD KORN                         0                         0                     310,000        $  130,280/0

JAMES W. STEWART                     0                         0                     100,000        $   40,630/0

PAUL SELDEN                          0                         0                      50,000        $   15,400/0

Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 1998 at an annual compensation of $250,000 for fiscal years 1997 and 1998. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year, as well as a widow's benefit of $5,000. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

Mr. Stewart is employed pursuant to an employment agreement expiring December 31, 1998 at a compensation of $150,000 annually.

Since the Company's acquisition of Atlantic Hardware and Supply Corporation on May 19, 1995, Mr. Selden has been employed pursuant to an employment agreement (the "Agreement") expiring December 31, 1998 at a compensation of $200,000 annually. The agreement also provides for additional incentive compensation based upon a percentage of the earnings, as defined, of Atlantic Hardware and Supply Corporation.

The Company paid Mr. Deutsch an aggregate of $30,000 for fees for professional services rendered to the Company and its subsidiaries during 1996.

Since October 25, 1995, members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $l,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $8,000.

RATIFICATION OF SELECTION OF ACCOUNTANTS
----------------------------------------

There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, One Jericho Plaza, Jericho, New York 11753 as independent public accountants for the Company for the fiscal year ending December 31, 1997. That firm, which has served the Company in such capacity since the Company's inception in 1964, has no other relationship with the Company or its subsidiaries. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy as one class, is required to ratify such selection.

Services rendered by KPMG Peat Marwick LLP during the year ended December 31, 1996 related mainly to the audit function (which function included the examination of the annual consolidated financial statements and consultation in connection with the Company's filing of reports with the Securities and Exchange Commission).

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

SHAREHOLDERS PROPOSALS FOR 1998 ANNUAL MEETING
----------------------------------------------

Any shareholder proposal intended to be presented at the Company's 1998 Annual Meeting must be received by the Secretary of the Company, 3601 Hempstead Turnpike, Suite 121-I, Levittown, New York 11756-1315, no later than January 5, 1998 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

OTHER MATTERS
-------------

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

                                   By Order of the Board of Directors,
                                                      James W. Stewart
                                                             Secretary

Levittown, New York
April 24, 1997

                            COLONIAL COMMERCIAL CORP.

                                 PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald K. MacNeill, and each of them, jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 1997 or any adjournments thereof.

                         (TO BE SIGNED ON REVERSE SIDE)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                    COLONIAL COMMERCIAL CORP. PREFERRED STOCK
                                  June 11, 1997

                 Please Detach and Mail in the Envelope Provided
====================================================================================================================================
      ---
A    / X /  Please mark your
      ---   votes as in this
            example.

                  FOR     WITHHELD                                                                 FOR     AGAINST    ABSTAIN
1. Election of                      Nominees for Preferred
    Directors:                         Stock Directors:          2. Proposal to ratify the
                                        WILLIAM KOON                selection of KPMG
                                        RONALD MILLER               Peat Marwick LLP as
                                        JACK ROSE                   independent public
                                        DONALD K. MACNEILL          accountants of the
                                                                    company for the
                                                                    fiscal year ending
                                                                    December 31, 1997.


For, except vote withheld from the following nominee(s):
------------------------------                                   3. In their discretion,  the  proxies are authorized
                                                                    to  vote upon such other business as may properly
                                                                    come before the meeting.

                                                                    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER
                                                                    DIRECTED BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO  DIRECTION  IS
                                                                    MADE,  THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF
                                                                    MESSRS.  KOON, MILLER, ROSE AND MACNEILL AND THE RATIFICATION OF
                                                                    THE SELECTION OF KPMG PEAT MARWICK LLP.

                                                                    PLEASE  MARK,  DATE,  SIGN AND RETURN THIS PROXY IN THE ENCLOSED
                                                                    ENVELOPE.


SIGNATURES                   DATE           SIGNATURES                        DATE
          ------------------     ---------             ----------------------     ----------

Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            COLONIAL COMMERCIAL CORP.

                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald K. MacNeill, and each of them, jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 1997 or any adjournments thereof.

                         (To Be Signed on Reverse Side)

      Please date, sign and mail your proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                     COLONIAL COMMERCIAL CORP. COMMON STOCK
                                  June 11, 1997

                 Please Detach and Mail in the Envelope Provided

====================================================================================================================================
      ---
A    / X /  Please mark your
      ---   votes as in this
            example.
                  FOR     WITHHELD                                                                 FOR     AGAINST    ABSTAIN
1. Election of                      Nominees for Preferred
   Directors:                        Stock Directors:           2. Proposal to ratify the
                                      RAPHAEL M.BRACKMAN           selection of KPMG
                                      GERALD S. DEUTSCH            Peat Marwick LLP as
                                      BERNARD KORN                 independent public
                                      JAMES W. STEWART             accountants of the
                                      CARL L. SUSSMAN              company for the
                                                                   fiscal year ending
                                                                   December 31, 1997.
For, except vote withheld from the following nominee(s):
--------------------------------                                3. In their discretion,  the proxies are authorized
                                                                   vote upon such other business as may properly
                                                                   come before the meeting.

                                                                   THE SHARES  REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER
                                                                   DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE,
                                                                   THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS.
                                                                   BRACKMAN, DEUTSCH, KORN, STEWART AND SUSSMAN AND THE RATIFICATION
                                                                   OF THE SELECTION OF KPMG PEAT MARWICK LLP.

                                                                   PLEASE  MARK,  DATE,  SIGN AND RETURN THIS PROXY IN THE  ENCLOSED
                                                                   ENVELOPE.

SIGNATURES                   DATE           SIGNATURES                        DATE
          ------------------     ---------             ----------------------     ----------

Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.